Exhibit 99.1

Greenland Energy Company Provides Notice to Shareholders as Pursuant to the UK City Code on Takeovers and Mergers

DENVER, September 9, 2026/PRNewswire/ – Greenland Energy Company (the “Company”) (NASDAQ: GLND) wishes to provide the following press release as notice to Company shareholders and warrant holders as applicable under UK disclosure requirements and the UK City Code on Takeovers and Mergers.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

Greenland Energy Company (“Greenland Energy”)

Notice to Shareholders Regarding UK Disclosure Requirements

9 September 2026

Greenland Energy wishes to direct the attention of its shareholders and warrant holders to certain disclosure requirements applicable to the potential offer by Greenland Energy for 80 Mile PLC (“80 Mile”) which was announced on 8 September 2026.

Greenland Energy’s shares of common stock of $0.0001 par value (“Greenland Energy Shares”) are traded on Nasdaq under ticker GLND and certain of its warrants (detailed below) are traded on Nasdaq under GLNDW. 80 Mile ordinary shares of 0.01p each are admitted to the AIM Market of the London Stock Exchange under ticker 80M.

The relevant disclosure requirements are set out in Rule 8 of the UK City Code on Takeovers and Mergers (the “Code”), which is published and administered by the UK Takeover Panel. In particular, Rule 8.3 of the Code requires that any person who is interested (directly and indirectly) in 1% or more of any class of relevant security of any party to the offer period must make (a) an Opening Position Disclosure and (b) a Dealing Disclosure if they deal in any relevant security of any party to the offer during an offer period. The Greenland Energy Shares and the warrants (detailed below) are relevant securities for the purposes of this offer period.

Further information about the Takeover Panel’s disclosure regime is available at: http://www.thetakeoverpanel.org.uk/disclosure and also set out below. If any Greenland Energy shareholder has any questions on these disclosure requirements, the Takeover Panel’s Market Surveillance Unit will be happy to answer them and should be contacted on +44 (0)20 7638 0129.

In accordance with Rule 2.9 of the Code, Greenland Energy confirms that as at the date of this announcement, it has in issue

●	43,730,194 shares of common stock of $0.0001 par value with no shares held in treasury. The International Securities Identification Number (ISIN) of the Greenland Energy Shares is US70580B1061

●	17,500,000 warrants with a strike price of $5 which expire on 29 April 2031. The International Securities Identification Number (ISIN) of the warrants is US70580B1145.

Enquiries

Hassan Baqar

contact@greenlandenergyco.com

Disclosure requirements under Rule 8 of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position disclosure or a dealing disclosure.

Website publication

In accordance with Rule 26.1 of the Code a copy of this announcement will be available (subject to certain restrictions relating to persons resident in restricted jurisdictions) at www.greenlandenergyco.com by no later than 12 noon (London time) on the business day following the date of this announcement. The content of the website referred to in this announcement is not incorporated into and does not form part of this announcement.

ENDS

About Greenland Energy Company

Greenland Energy Company is an exploration-stage oil and gas company focused on responsibly exploring and seeking to develop Greenland’s hydrocarbon resources, with an emphasis on the Jameson Land Basin in East Greenland. The Company’s primary mission is to unlock the frontier hydrocarbon potential of the Jameson Land Basin, an approximately 2-million-acre onshore licensed area, through the application of modern exploration technologies. The Company is preparing to execute the first modern onshore drilling campaign in the region. For more information, please visit www.GreenlandEnergyCo.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact included in this press release, are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, estimates, assumptions and projections and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to those described under “Risk Factors” in our Registration Statement on Form S-1, as amended, and in our other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws. You should not place undue reliance on any forward-looking statements.

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